Exhibit 10.01
FIRST AMENDMENT TO STOCK INCENTIVE AWARD AGREEMENT
UNDER TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

The foregoing Stock Incentive Award Agreement (the “Award Agreement”), made pursuant to the terms of the Tyson Foods, Inc. 2000 Stock Incentive Plan (the “Plan”), is hereby amended effective the 7th day of March, 2025, as follows:
1. By restating the final sentence of Section 3 of the Award Agreement (“Dividend Equivalents”) as follows:
“Previously granted Additional RSUs will be taken into account for purposes of calculating subsequent Additional RSUs pursuant to this Section of the Award Agreement.”

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TYSON FOODS, INC.
By: /s/ Jacqueline Hanson
Title: EVP, Chief People Officer